UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 11, 2004

LEE PHARMACEUTICALS

(Exact name of registrant as specified in its charter)

California	1-7335	95-2680312
(State or other jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1444 Santa Anita Avenue, South El Monte, California  91733

(Address of principal executive offices)

(626) 442-3141

(Registrant’s telephone number, including area code)

ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 11, 2004, Lee Pharmaceuticals publicly announced by means of a press release its first quarter ended December 31, 2003 financial results.  The full text of Lee Pharmaceuticals’ press release is attached as Exhibit 99.1 and is incorporated by reference in this Item 12 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE PHARMACEUTICALS

Date:	February 11, 2004	By:	Ronald G. Lee
RONALD G. LEE
PRESIDENT